SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

Bausch Health Companies Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices) (Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange Toronto Stock Exchange

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2022, the Board of Directors of Bausch Health Companies Inc. (“Company”) appointed John S. Barresi, 49, as the Company’s Senior Vice President, Controller and Chief Accounting Officer. Prior to his appointment, Mr. Barresi served as the Senior Vice President of Finance and Chief Accounting Officer of Bed Bath & Beyond, Inc. (“BBBY”). Prior to joining BBBY, Mr. Barresi served in various leadership roles at Tiffany & Co., including Vice President, Global Business Transformation from February 2017 through June 2021, Vice President, Controller from June 2013 through June 2017, and Vice President, Internal Audit and Financial Controls from April 2009 through June 2013. Earlier in his career, Mr. Barresi worked in public accounting with PricewaterhouseCoopers LLP.

The company has entered into an offer letter (“Offer Letter”) with Mr. Barresi. Under the terms of the Offer Letter, Mr. Barresi will receive an annual base salary of $425,000 and will be eligible to receive an annual cash bonus with a target of 50% of his base salary which will be prorated based on his start date. In consideration for the compensation Mr. Barresi will forfeit by leaving his current employer, Mr. Barresi will also receive a one-time sign-on cash bonus of $100,000, and a one-time sign-on equity grant with an aggregate grant date fair value of $150,000 to be delivered 100% in the form of restricted stock units granted under the Bausch Health Companies Inc. 2014 Omnibus Incentive Plan (as Amended and Restated, Effective as of April 28, 2020 (or any applicable successor plan thereto)). If Mr. Barresi voluntarily resigns at any time within the first two years of his employment, he will be required to repay the after-tax amount of the sign-on bonus to the company. Under the Company’s US Severance Pay Plan, if the Company terminates Mr. Barresi’s employment without cause, he will receive, subject to continued compliance with post-termination obligations and executing and not revoking a release of claims, an amount equal to his base salary, paid in normal payroll installments, for a period of 52 weeks following the date of termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Seana Carson
Name:	Seana Carson
Title:	Executive Vice President, General Counsel

Date: May 31, 2022